Investor Presentation Data as of December 31, 2013 (unless otherwise noted) Ticker Symbol: FULT (NASDAQ)

 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.  A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward- looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, and the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013 which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).  The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. Forward-Looking Statements 2

About Us  Mid-Atlantic financial holding company  6 community banks / 5 states  Fulton Financial Advisors  Fulton Mortgage Company  267 community banking offices  Asset size: $16.9 billion  3,800 team members (3,620 FTEs)  Shares outstanding: 192.7 million  Market capitalization: $ 2.5 billion  Book value per share: $10.71  Tangible book value per share (1): $7.94 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

A Valuable Franchise 4

1. Earnings Per Share (EPS) Growth 2. Quality Loan Growth 3. Improve Asset Quality 4. Core Deposit / Household Growth 5. Spread Management / Net Interest Margin 6. Increase Return on Average Assets (ROA) 7. Increase Return on Average Equity (ROE) 8. Expense Management 9. Enhance Compliance & Risk Management Infrastructure Corporate Priorities 5

Priorities: EPS 1. EPS Growth Q4 2013 Diluted EPS : 22 cents 4.8% increase from 3Q 2013 and 10.0% increase form 4Q 2012 6

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 0.11 0.13 0.14 0.16 0.16 0.17 0.18 0.20 0.18 0.19 0.20 0.21 0.20 0.20 0.21 0.21 0.22 Diluted Earnings Per Share (Quarterly) 7

Income Statement Summary (December 31st – Quarter) Q4 Highlights  Net Interest Income Increases  From 3Q13: 3 bps net interest margin (NIM) increase; $64.4 million, 0.5%, growth in average loans  From 4Q12: $789.6 million, 7%, growth in average loans; partially offset by 17 bps decrease in NIM  Loan Loss Provision Decreases  From 3Q13: Net charge-offs decreased $3.9 million, or 27%  From 4Q12: Net charge-offs decreased $16.9 million, or 62%  Other Income Decreases  From 3Q13 : $2.8 million decrease in mortgage banking income  From 4Q12 : $8.5 million decrease in mortgage banking income; $8.6 million decrease due to gain on sale of foreign currency payments processing subsidiary in 4Q12 & decrease in foreign currency payments processing revenue  Other Expenses  Flat compared to 3Q13 and 4Q12  Income Tax Decreases  Primarily due to 2013 deferred tax asset valuation allowance adjustments  Efficiency ratio higher due to lower non-interest income 4Q 13 3Q 13 4Q 12 3Q 13 4Q 12 N et Interest Inco me 132,952$ 132,533$ 132,222$ 419$ 730$ Lo an Lo ss P ro visio n (2,500) (9,500) (17,500) 7,000 15,000 Other Inco me 40,699 44,724 59,328 (4,025) (18,629) Securit ies Gains 33 2,633 195 (2,600) (162) Other Expenses (116,762) (116,605) (116,556) (157) (206) Inco me T axes (12,339) (13,837) (17,449) 1,498 5,110 N et Inco me 42,083$ 39,948$ 40,240$ 2 ,135$ 1,843$ P er Share (D iluted) 0.22$ 0 .21$ 0 .20$ 0 .01$ 0 .02$ R OA 0.99% 0.93% 0.99% R OE (tangible) (1) 1.15 10.69% 10.53% Eff iciency rat io (1) 65.14% 63.92% 59.16% C hange F ro m (dollars in thousands, except per-share data) 8 Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

# Income Statement Summary
## (December 31st – Year to Date)

| | 2013 | 2012 | Change |
|---|---|---|---|
| | (dollars in thousands, except per-share data) | | |
| **Net Interest Income** | **$ 527,194** | $ 544,328 | $ (17,134) |
| **Loan Loss Provision** | **(40,500)** | (94,000) | 53,500 |
| **Other Income** | **179,660** | 213,386 | (33,726) |
| **Securities Gains** | **8,004** | 3,026 | 4,978 |
| **Other Expenses** | **(461,433)** | (449,294) | (12,139) |
| **Income Taxes** | **(51,085)** | (57,601) | 6,516 |
| **Net Income** | **$ 161,840** | **$ 159,845** | **$ 1,995** |
| **Per Share (Diluted)** | **$ 0.83** | **$ 0.80** | **$ 0.03** |
| **ROA** | **0.96%** | **0.98%** | |
| **ROE (tangible) (1)** | **10.76%** | **10.73%** | |
| **Efficiency ratio (1)** | **63.39%** | **57.61%** | |

## 2013 Highlights

- 3% Decrease in Net Interest Income
  - NIM decreased 26 bps; Asset yields dropped 42 bps; Funding costs decreased 20 bps
  - Decrease in net interest income partially offset by impact of $610 million, or 5%, increase in average loans
- 57% Decrease in Loan Loss Provision
  - Net charge-offs declined 52% compared to 2012
  - Non-performing loans(2) decreased 27% to $154.3 million
- 16% Decrease in Other Income
  - Mortgage banking decreased by $13.9 million; 2012 included $6.2 million gain on sale of foreign currency payments processing subsidiary & a $9.2 million decrease in related foreign currency payments processing revenue
- 3% Increase in Other Expenses
  - Increases in most categories, led by Salaries & Benefits ($9.3 million) & Data processing & Software expenses ($3.7 million); partially offset by decreases in OREO expenses ($3.8 million) & FHLB prepayment penalty incurred in 4Q12 ($3.0 million)
- Efficiency ratio higher due to both lower revenues and higher expenses

*Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets*

*(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.*

*(2) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.*

FULTON FINANCIAL CORPORATION 9

2. Quality Loan Growth  4Q13 Average loans up 0.5% compared to Q3 2013 and 6.6% compared to 4Q 2012 Fifth consecutive quarter of growth Priorities: Quality Loan Growth 10

Average Loans & Yields (December 31st – Quarter) Balance Yield (1) Balance Yield (1) Balance Yield (1) 3Q 13 4Q 12 Comm'l Mort 5,066$ 4.49% 4,962$ 4.57% 4,623$ 5.03% 104$ 443$ Commercial 3,640 4.03% 3,706 4.04% 3,559 4.34% (66) 81 Home Equity 1,775 4.18% 1,767 4.19% 1,612 4.39% 8 163 Resid Mort 1,332 4.04% 1,324 4.15% 1,224 4.39% 8 108 Construction 581 4.15% 576 4.10% 593 4.19% 5 (12) Cons./Other 399 5.78% 393 5.82% 392 6.42% 6 7 Total Loans 12,793$ 4.29% 12,728$ 4.34% 12,003$ 4.68% 65$ 790$ Change From (dollars in millions) 4Q 13 3Q 13 4Q 12 Balance 11 (1) Fully-taxable equivalent

# Peer Group*

Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation
International Bancshares Corp.
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

**Fulton's Peer group as of December 31, 2013*

FULTON FINANCIAL CORPORATION
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Average Loan Growth 13 Note: 2008 through 2013 represents December year-over-year change in average loans. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC 5.1% 8.9% 4.8% -1.0% 2.0% 5.0% 8.0% 2008 2009 2010 2011 2012 2013 FULT Peer Top 50*

3. Improve Asset Quality Priorities: Improve Asset Quality 14

1.05% 0.78% 0.81% 0.00% 1.00% 2.00% 3.00% Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 FULT Peer Top 50* Non-accrual Loans to Loans 15 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

1.59% 1.20% 1.47% 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 FULT Peer Top 50* Allowance for Loan Losses to Loans 16 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Non-performing Loans* (12/31/13) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (in thousands) Pennsylvania 26,617$ 17,266$ 11,508$ 11,034$ 8,833$ 75,258$ Maryland 2,784 3,774 4,410 3,002 2,730 16,700 New Jersey 6,451 19,000 4,673 7,528 6,696 44,348 Virginia 2,050 2,583 676 7,563 419 13,291 Delaware 119 1,445 - 2,220 896 4,680 38,021$ 44,068$ 21,267$ 31,347$ 19,574$ 154,277$ Ending Loans 3,628,420$ 5,101,922$ 573,672$ 1,337,380$ 2,140,826$ 12,782,220$ Non-performing Loan % (12/31/13) 1.04% 0.87% 3.71% 2.34% 0.91% 1.20% Non-performing Loan % (12/31/12) 1.85% 1.22% 5.48% 2.74% 1.01% 1.74% 17 * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

Provision for Credit Losses (Quarterly, in millions of dollars)


$50
$40
$30
$20
$10
$0
45.0
40.0
40.0
40.0
40.0
38.0
36.0
31.0
30.0
28.0
25.5
23.0
17.5
15.0
13.5
9.5
2.5
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

FULTON FINANCIAL CORPORATION

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4. Core Deposit / Household Growth Priorities: Core Deposit/ Household Growth 19

Top County Market Share* (12/31/13) Ranked #1 in deposit market share  Lebanon, PA (Fulton Bank, N.A. 31.3%)  Salem, NJ (Fulton Bank of New Jersey 26.0%) Ranked #2 in deposit market share  Snyder, PA (Swineford National Bank 27.0%)  Montour, PA (FNB Bank, N.A. 26.4%)  Lancaster, PA (Fulton Bank, N.A. 23.7%)  Cecil, MD (The Columbia Bank 23.5%)  Washington, MD (The Columbia Bank 19.7%)  Gloucester, NJ (Fulton Bank of New Jersey 13.5%) Ranked #3 in deposit market share  Northampton, PA (Lafayette Ambassador Bank 13.7%) Ranked #4 in deposit market share  York, PA (Fulton Bank, N.A. 10.2%)  Howard, MD (The Columbia Bank 9.4%)  Union, PA (Fulton Bank, N.A. 7.2%) Ranked #5 in deposit market share  Warren, NJ (Fulton Bank of New Jersey 9.4%)  Columbia, PA (Fulton Bank, N.A. 4.2%)  Sussex, DE (Fulton Bank, N.A. 0.5%) * Based on data from FDIC.gov data as of June 30, 2013. Note: Branch offices spread across 52 counties in our 5 state footprint. 20

22% 21% 18% 9% 30% December 31, 2012 Non-Int DDA Int DDA Money Mkt Savings Time Deposit Composition 21 25% 23% 17% 10% 25% December 31, 2013 Non-Int DDA Int DDA Money Mkt Savings Time Note: Deposit composition is based on annual average balances for the periods indicated.

Average Customer Funding (December 31st – Quarter) 4Q 13 3Q 13 4Q 12 3Q 13 4Q 12 Nonint DDA 3,318$ 3,222$ 2,955$ 96$ 363$ Int DDA 2,967 2,895 2,684 72 283 Savings/MMDA 3,411 3,360 3,399 51 12 CD's 2,966 3,065 3,473 (99) (507) Cash Mgt 291 288 316 3 (25) Total 12,953$ 12,830$ 12,827$ 123$ 126$ Change From (in millions) 22

Priorities: Margin 4Q 13 3Q 13 4Q 12 3Q 13 4Q 12 Net Interest Margin (1) 3.48% 3.45% 3.65% 0.03% -0.17% Yield on Earning Assets 3.98% 3.96% 4.28% 0.02% -0.30% Cost of Funds 0.53% 0.55% 0.67% -0.02% -0.14% Fed Funds 0.25% 0.25% 0.25% - - Change From 23 • Negative impact of premium amortization on net interest margin decreases to 5 bps in 4Q13 (down from 8 bps in 3Q13 and 13 bps in 4Q12) – premium amortization should be nearing “steady state” levels, assuming interest rates do not fall unexpectedly 5. Spread Management / NIM (1) Fully-taxable equivalent

3.48% 3.48% 3.26% 3.00% 3.25% 3.50% 3.75% 4.00% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 FULT Peer Top 50* Net Interest Margin (Quarterly) 24 Note: Fully-taxable equivalent * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Interest Rate Shocks (12/31/13) 25 1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of earnings is used primarily to measure Fulton’s short- term earnings exposure to rate movements. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) This measurement is accomplished through stratification of assets and liabilities into repricing periods. The sums of assets and liabilities in each of these periods are compared for mismatches within that maturity segment. Core deposits having no contractual maturities are placed into repricing periods based upon historical balance performance. Repricing for mortgage loans, mortgage-backed securities and collateralized mortgage obligations is based upon industry projections for prepayment speeds. Rate Annual Change in % Change (1) Net Interest Income Change +400 bps $ 55,035 million 10.75% +300 bps $ 37,696 million 7.36% +200 bps $ 22,031 million 4.30% +100 bps $ 6,451 million 1.26% - 100 bps $ (19,111) million -3.73% 6-Month Cumulative GAP (2): 1.05

6. ROA 4Q13: 0.99% 3Q13: 0.93% 4Q12: 0.99% Priorities: ROA and ROE 26 7. ROE (Tangible) (1) 4Q13: 11.15% 3Q13: 10.69% 4Q12: 10.53% Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Increase ROA and ROE

Return on Average Assets and Average Assets, by Bank 27 Year Ended Dec 31, 2013 Return on Average Assets* Average Assets ($ Millions) 2013 2012 Lafayette Ambassador Bank 1,408$ 1.24% 1.48% Fulton Bank, NA 9,450 1.15% 1.30% FNB Ban , NA 354 0.91% 1.20% The Columbia Bank 1,983 0.84% 0.82% Fulton Bank of New Jersey 3,334 0.82% 0.50% Swineford National Bank 296 0.77% 1.18% Fulton Financial Corporation 16,811 0.96% 0.98% Year Ended Dec 31, *Net Income divided by average assets, annualized.

Total Risk-Based Capital Ratio 28 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2003 Dec 31, 2004 Dec 31, 2005 Dec 31, 2006 Dec 31, 2007 Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 12.7% 11.8% 12.1% 11.7% 11.9% 14.3% 14.7% 14.2% 15.2% 15.6% 15.0%

Capital Adequacy (12/31/13) (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Fully-phased in requirements, with 2.50% conservation buffer. Excess Above Well Capitalized Well Threshold Well FULT Capitalized (in millions) FULT (1) Capitalized (2) Total Risk-Based Capital Ratio 15.00% 10.00% $ 660 14.90% 10.50% Tier 1 Risk-Based Capital Ratio 13.20% 6.00% $ 940 11.80% 8.50% Tier 1 Leverage Ratio 10.60% 5.00% $ 920 9.50% 5.00% Common Equity Tier 1 Ratio N/A N/A N/A 11.80% 7.00% Basel III 29

$0.00 $2.00 $4.00 $6.00 $8.00 Dec 31, 2010 Mar 31, 2011 Jun 30, 2011 Sep 30, 2011 Dec 31, 2011 Mar 31, 2012 Jun 30, 2012 Sep 30, 2012 Dec 31, 2012 Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 Dec 31, 2013 6.69 6.84 7.06 7.20 7.24 7.38 7.46 7.63 7.76 7.82 7.72 7.77 7.94 Tangible Book Value Per Share (1) 30 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Compounded annual growth rate from December 31, 2010 to December 31, 2013. CAGR (2) = 5.9%

1.65 1.89 0.00 0.50 1.00 1.50 2.00 2.50 M u lt ip le o f T a n g ib le B o o k V al u e Price to Tangible Book Value (1) FULT Peer Group Median Price Multiple vs. Peer Group 31 Notes: Peer Tangible Book Value as of 12/31/2013. Source: SNL Financial LC FULT Tangible Book Value as of 12/31/2013. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

15.77 17.37 0.00 4.00 8.00 12.00 16.00 20.00 M u lt ip le o f L ast 12 M o n th s o f EP S Price-to-LTM EPS (1) FULT Peer Group Median Price Multiple vs. Peer Group 32 Notes: Peer Price-to-last twelve months EPS as of 12/31/2013. Source: SNL Financial LC FULT Price-to-last twelve months EPS as of 12/31/2013. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 Cash Dividend Yield FULT – Cash Dividend and Yield (1) 33 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate in cash dividend from December 31, 2009 to December 31, 2013. CAGR (2) = 27.8%

Stock Repurchase Programs 34 January 2013 October 2013 Program Program Authorized Shares to Repurchase 8.0 million 4.0 million % of Outstanding Shares 4.0% 2.1% Shares Repurchased 8.0 million (1) 4.0 million (2) Remaining Shares available to repurchase as of December 31, 2013 - - (2) Average Purchase Price $11.37 (1) $12.45 (2) Expiration Date September 30, 2013 March 31, 2014 (1) From January 1, 2013 to December 31, 2013 (2) From January 1, 2014 to February 19, 2014. Remaining shares available to repurchase as of February 19, 2014.

8. Expense Management Priorities: Expense Management 35

Other Expenses (December 31st – Quarter & Year to Date) 4Q 13 3Q 13 2013 2012 3Q 13 2012 Salaries & Benefits 65,194$ 63,344$ 253,240$ 243,915$ 1,850$ 9,325$ Occupancy & Equipment 16,106 15,165 62,363 58,906 941 3,457 Data Proc. & Software 5,836 8,025 28,115 24,456 (2,189) 3,659 Outside Services 5,633 5,048 18,856 17,752 585 1,104 Professional fees 3,379 3,329 13,150 11,522 50 1,628 FDIC Insurance 2,839 2,918 11,605 11,996 (79) (391) Supplies & Postage 2,480 2,668 10,210 9,516 (188) 694 Operating Risk Loss 2,367 3,297 9,290 9,454 (930) (164) Marketing 1,660 2,251 7,705 8,240 (591) (535) OREO & Repo Expenses, net 1,116 1,453 7,364 11,182 (337) (3,818) FHLB advances prepayment penalty - - - 3,007 - (3,007) Other Expenses 10,152 9,107 39,535 39,348 1,045 187 Total Other Expenses 116,762$ 116,605$ 461,433$ 449,294$ 157$ 12,139$ Change From (in thousands) 36

63.4% 64.3% 64.3% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2008 2009 2010 2011 2012 2013 FULT Peer Top 50* Efficiency Ratio (1) 37 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

 In 2014, a number of cost savings initiatives will be implemented with estimated annual ongoing expense savings of $8 million, as follows:  Branch consolidations – Total of 13 branches; total savings of $3 million in 2014  Divisional consolidations – Streamline management structure at affiliate bank level; total savings of $2 million in 2014  Employee benefit reductions – Elimination of certain post-retirement benefits for active employees and reductions in other employee benefits; total savings of $3 million in 2014  Residential Mortgage origination staff reductions – Right-size of staffing levels relative to demand.  Additional initiatives may be implemented throughout 2014 to further reduce costs; will announce as decisions are reached. Cost Savings Initiatives 38

9. Enhance Compliance & Risk Management Infrastructure  Financial reform legislation and a measureable increase in the scope and intensity of examinations of financial institutions  Considerable resources have been invested in building out our risk management, compliance and technology infrastructures to meet higher level of regulatory expectations, including:  Stress Testing  Bank Secrecy Act  Qualified Residential Mortgage Rules  Flood Disaster Protection Act  Consumer Compliance Priorities: Enhance Compliance & Risk Management Infrastructure 39

Supplemental Information

Other Income (in millions) 41 $- $40 $80 $120 $160 $200 $240 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 (2) 2013 CAGR (1) = 5.1% (1) Compounded annual growth rate from year-ended December 31, 2003 to year-ended December 31, 2013. (2) Excludes $6.2 million gain on sale of Global Exchange Group.

Other Income (December 31st – Quarter & Year to Date) 4Q 13 3Q 13 2013 2012 3Q 13 2012 Invt Mgt & Trust 10,589$ 10,420$ 41,706$ 38,239$ 169$ 3,467$ Overdraft & NSF Fees 5,946 7,191 28,222 33,329 (1,245) (5,107) Mortgage Banking Income 4,363 7,123 30,656 44,600 (2,760) (13,944) Service Charges 3,744 3,746 15,364 17,169 (2) (1,805) Merchant Fees 3,712 3,397 13,783 12,472 315 1,311 Cash Mgt Fees 3,080 3,001 11,883 11,004 79 879 Debit Card Fees 2,339 2,394 9,191 8,716 (55) 475 Credit Card Fees 2,172 2,229 8,706 7,944 (57) 762 Letters of Credit 1,168 1,255 4,889 5,052 (87) (163) For ign Currency 295 274 1,245 10,431 21 (9,186) Gain on Sale of GEG (1) - - - 6,215 - (6,215) Other Income 3,291 3,694 14,015 18,215 (403) (4,200) Total Other Income 40,699$ 44,724$ 179,660$ 213,386$ (4,025)$ (33,726)$ Change From (in thousands) 42 (1) GEG – Global Exchange Group, the former foreign currency payments processing subsidiary of Fulton Bank, N.A.

Average Interest-Bearing Liabilities and Yields Balance Yield Balance Yield Balance Yield Int-Bearing Demand Deposits 2,967$ 0.13% 2,895$ 0.13% 2,684$ 0.16% Savings 3,410 0.12% 3,360 0.12% 3,399 0.15% Time Deposits 2,966 0.82% 3,065 0.88% 3,473 1.12% Short-term Borrowings 1,100 0.19% 1,338 0.20% 488 0.13% Long-term Debt 888 4.87% 889 4.87% 914 4.86% 11,331$ 0.68% 11,547$ 0.70% 10,958$ 0.85% 4Q13 3Q13 4Q12 (dollars in millions) 43 Note: Interest income and yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances.

Net Charge-offs (Recoveries) (2013)

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(dollars in thousands)			
Pennsylvania	$ 11,244	$ 9,910	$ 2,342	$ 2,537	$ 4,729	$ 30,762
Maryland	1,147	(452)	590	680	2,561	4,526
New Jersey	8,475	8,239	1,555	3,294	1,729	23,292
Virginia	268	(138)	(585)	2,273	220	2,038
Delaware	(32)	(224)	(12)	373	299	404
	$ 21,102	$ 17,335	$ 3,890	$ 9,157	$ 9,538	$ 61,022
Avg Loans	$ 3,680,772	$ 4,864,460	$ 591,540	$ 1,312,127	$ 2,129,625	$ 12,578,524
Annualized Net Charge-off %	0.57%	0.36%	0.66%	0.70%	0.45%	0.49%

FULTON FINANCIAL CORPORATION

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0.49% 0.24% 0.28% 0.00% 0.50% 1.00% 1.50% 2008 2009 2010 2011 2012 2013 FULT Peer Top 50* Net Charge-Offs To Average Loans 45 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Ending Loan Distribution by State (12/31/13) December 31, % of September 30, Variance to 9/30/13 2013 Total 2013 $ % Pennsylvania 7,592,911$ 59.4% 7,570,541$ 22,370$ 0% New Jersey 2,398,955 18.8% 2,418,987 (20,032) -1% Maryland 1,312,131 10.3% 1,328,401 (16,270) -1% Virginia 986,007 7.7% 991,847 (5,840) -1% Delaware 492,216 3.9% 471,123 21,093 4% 12,782,220$ 100.0% 12,780,899$ 1,321$ 0% (dollars in thousands) 46

Residential Mortgages (12/31/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 677,736$ 50.7% 11,034$ 9,863$ Virginia 250,693 18.7% 7,563 11,956 New Jersey 169,499 12.7% 7,528 5,778 Maryland 157,981 11.8% 3,002 3,444 Delaware 81,471 6.1% 2,220 2,041 1,337,380$ 100.0% 31,347$ 33,082$ 47 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Fulton Mortgage Company  New applications received during 4Q13 were $304 million compared to $418 million during 3Q13  Pipeline* $126 million at December 31, 2013 vs. $201 million at September 30, 2013  The approved loan pipeline at the end of Q4 2013 was $65 million  Percentage of the pipeline that has locked in an interest rate as of December 31, 2013: 88%  63% purchase / 37% refinancing during 4Q13 48 * Defined as loans in process not yet closed with an application date prior to the end of the quarter. Loans in the following stages will be included: application received, pre-underwriting, in processing, in underwriting, approved, suspended, and pre-closing.

Commercial Loans (12/31/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 2,633,580$ 72.6% 26,617$ 26,029$ New Jersey 500,546 13.8% 6,451 15,094 Maryland 272,325 7.5% 2,784 5,226 Virginia 144,855 4.0% 2,050 3,033 Delaware 77,114 2.1% 119 948 3,628,420$ 100.0% 38,021$ 50,330$ 49 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Commercial Mortgages (12/31/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 2,657,968$ 52.1% 17,266$ 20,540$ New Jersey 1,283,485 25.2% 19,000 25,467 Maryland 541,129 10.6% 3,774 3,533 Virginia 424,001 8.3% 2,583 2,935 Delaware 195,339 3.8% 1,445 3,184 5,101,922$ 100.0% 44,068$ 55,659$ 50 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Construction Loans (12/31/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 289,658$ 50.5% 11,508$ 4,375$ Virginia 94,153 16.4% 676 1,850 New Jersey 90,528 15.8% 4,673 2,893 Maryland 61,048 10.6% 4,410 2,488 Delaware 38,285 6.7% - 1,043 573,672$ 100.0% 21,267$ 12,649$ 51 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Accruing Troubled Debt Restructurings December 31, September 30, 2013 2013 $ % Residential mortgage 28,815$ 27,820$ 995$ 4% Commercial mortgage 19,758 22,644 (2,886) -13% Construction 10,117 9,841 276 3% Commercial 8,045 8,184 (139) -2% Consumer and other 1,376 1,678 (302) -18% 68,111$ 70,167$ (2,056)$ -3% Change (dollars in thousands) 52 Note: Excludes non-accrual troubled debt restructurings.

Investment Portfolio (12/31/13) Weighted Ave. Remaining Life Unrealized (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.3 1,069$ (37)$ 1,032$ Agency mortgage-backed securities 5.0 949 (4) 946 Municipal bonds 5.6 282 3 285 Auction rate securities 3.6 172 (13) 159 Corporate & trust preferred securities 10.9 101 (2) 99 U.S. Treasuries and agencies 1.6 1 - 1 Bank stocks N/A 29 12 41 Other investments N/A 5 - 5 Total Investments 4.9 2,608$ (40)$ 2,568$ (dollars in millions) 53 Monthly Investment Yield:2.90%

Projected Investment Security Cash Flows 54 (1) Investment Cash Flows – the amount of principal payments & maturities from the entire investment portfolio. (2) Cash Flow Yields – internal rate of return on all cash flows, which includes mortgage backed securities’ prepayments. $105 $101 $89 $91 2.40% 2.41% 2.55% 2.54% 2.25% 2.35% 2.45% 2.55% 2.65% 2.75% $0 $20 $40 $60 $80 $100 $120 1Q2014 2Q2014 3Q2014 4Q2014 Cash Fl o w Y ields (2) In v est m e n t Cash Fl o w s (1) (in m il lion s ) Investment Cash Flows Cash Flow Yields

Investment MBS & CMO Cash Flows 55 $198,017,854 $179,098,681 $156,740,334 $127,251,195 $82,380,022 $4,739,834 $4,133,244 $3,310,745 $2,953,068 $1,715,933 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 $200,000,000 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 P remi u m A m o rti z a ti o n Expense (2) P rinci p al Cash Fl o w (1) MBS & CMO Cash Flow Net Amortization Expense Book Price $101.93 Book Price $101.59 Book Price $101.48 Book Price $101.51 Book Price $101.46 (1) Principal Cash Flows – the amount of principal payments & maturities from MBS & CMO securities. (2) Premium Amortization – any premium paid for a bond above its par value is amortized (expensed) over the life of the bond.

Projected CD Maturities



CD Maturities and Originations (dollars in millions)
$700
$600
$500
$400
$300
$200
$100
$0
$617
$653
$527
$514
$444
$372
0.43%
0.61%
0.51%
0.55%
0.57%
0.59%
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Weighted Average CD Rates on Maturities and Originations
Originations
Maturities

FULTON FINANCIAL CORPORATION

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Investment Portfolio – Transactions (4th Quarter 2013) Principal Value (in thousands) Yield to Maturity (1) Wtd Avg Life (in years) US Treasury 201$ 0.06% 0.21 MBS 79,239 2.26% 4.74 Municipal - Bond Anticipation Notes 3,308 1.62% 0.49 Municipal 9,224 5.78% 0.00 Other 100 1.00% 4.89 92,072$ 2.59% 4.10 Principal Value (in thousands) Book Yield (2) Gain/(Loss) (3) (in thousands) Total Sales Purchases None 57 (1) Yield to Maturity – the percentage rate of return paid if the security is held to its maturity date. It assumes that coupon interest paid over the life of the security is reinvested at the same rate. (2) Book Yield – the yield of a security calculated by using its book value instead of the current market price. (3) Does not include $33,000 of bank stock gains for the fourth quarter of 2013.

# Non-GAAP Reconciliation

***Note***: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

| | Year Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2013 | 2012 | 2011 | 2010 | 2009 | 2008 | 2007 |
| | (dollars in thousands) | | | | | | |
| **Efficiency ratio** | | | | | | | |
| Non-interest expense | $ 461,433 | $449,294 | $ 416,243 | $ 408,254 | $ 415,522 | $ 408,787 | $ 407,125 |
| Less: Intangible amortization | (2,438) | (3,031) | (4,257) | (5,240) | (5,747) | (7,162) | (8,334) |
| Numerator | $ 458,995 | $446,263 | $ 411,986 | $ 403,014 | $ 409,775 | $ 401,625 | $ 398,791 |
| | | | | | | | |
| Net interest income (fully taxable equivalent) | $ 544,474 | $ 561,190 | $ 576,232 | $ 574,257 | $ 536,499 | $ 540,118 | $ 502,729 |
| Plus: Total Non-interest income | 187,664 | 216,412 | 187,493 | 182,249 | 173,922 | 113,218 | 149,694 |
| Less: Investment securities (gains) losses | (8,004) | (3,026) | (4,561) | (701) | (1,079) | 58,241 | (1,740) |
| Denominator | $ 724,134 | $774,576 | $ 759,164 | $ 755,805 | $ 709,342 | $ 711,577 | $ 650,683 |
| | | | | | | | |
| Efficiency ratio | 63.4% | 57.6% | 54.3% | 53.3% | 57.8% | 56.4% | 61.3% |

FULTON FINANCIAL CORPORATION

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Non-GAAP Reconciliation (con’t) 59 Q3 Q3 Q4 D ec 31, Sep 30, D ec 31, 2013 2013 2012 R eturn o n average shareho lders' equity ( tangible) Net income 42,083$ 39,948$ 40,240$ P lus: Intangible amortization, net of tax 541 347 463 Numerator 42,624$ 40,295$ 40,703$ Average shareholders' equity 2,050,749$ 2,029,078$ 2,079,346$ Less: Average goodwill and intangible assets (533,597) (534,179) (541,416) Average tangible shareholders' equity (denominator) 1,517,152$ 1,494,899$ 1,537,930$ Return on average common shareholders' equity (tangible), annualized 11.15% 10.69% 10.53% (dollars in thousands)

Non-GAAP Reconciliation (con’t) 60 Tang ib le B ook V alue Per Share D ec 3 1, Sept 3 0 , Jun 3 0 , D ec 3 1, Sep 3 0 , Jun 3 0 , 2 0 13 2 0 13 2 0 13 2 0 12 2 0 12 2 0 12 Common shareholders' equity 2,063,187$ 2,028,964$ 2,028,733$ 2,081,656$ 2,060,683$ 2,041,184$ Less: Goodwill and intangible assets (533,076) (533,918) (534,452) (535,563) (541,845) (542,622) Tangible shareholders' equity (numerator) 1,530,111$ 1,495,046$ 1,494,281$ 1,546,093$ 1,518,838$ 1,498,562$ Shares outstanding, end of period (denominator) 192,652 192,332 193,658 199,225 198,975 200,880 Shareholders' equity (tangible), per share 7.94$ 7.77$ 7.72$ 7.76$ 7.63$ 7.46$ M ar 3 1, D ec 3 1, Sep 3 0 , Jun 3 0 , M ar 3 1, D ec 3 1, 2 0 12 2 0 11 2 0 11 2 0 11 2 0 11 2 0 10 Common shareholders' equity 2,022,863$ 1,992,539$ 1,984,659$ 1,953,309$ 1,910,322$ 1,880,389$ Less: Goodwill and intangible assets (543,383) (544,209) (545,098) (545,909) (546,934) (547,979) Tangible shareholders' equity (numerator) 1,479,480$ 1,448,330$ 1,439,561$ 1,407,400$ 1,363,388$ 1,332,410$ Shares outstanding, end of period (denominator) 200,354 200,164 199,892 199,370 199,191 199,050 Shareholders' equity (tangible), per share 7.38$ 7.24$ 7.20$ 7.06$ 6.84$ 6.69$ (in thousands, except per share data) (in thousands, except per share data)

Non-GAAP Reconciliation (con’t) 61 Price-to-Tangible Book Value Per Share Dec 31, 2013 Closing Price of FULT on Dec 31, 2013 (numerator) 13.09$ Shareholders' equity (tangible), per share (denominator) 7.94$ Price-to-Tangible Book Value Per Share 1.65 Price-to-Last Twelve Months (LTM) EPS Dec 31, 2013 Closing Price of FULT on Dec 31, 2013 (numerator) 13.09$ Last Tweleve Months Earnings Per Share (denominator) 0.83$ 15.77

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2014-2-20